                                                                   EXHIBIT 10.41

                                                                  EXECUTION COPY



                                VOTING AGREEMENT



               VOTING AGREEMENT dated as of May 16, 1999 between General Dynamics Corporation, a Delaware corporation (the "Parent Corporation"), Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-IV, L.P. a New York limited partnership ("MBO IV"), Gulfstream Partners, L.P., a New York limited partnership ("Gulfstream Partners"), Gulfstream Partners II, L.P., a New York limited partnership ("Gulfstream Partners II"), Nicholas C. Forstmann ("N. Forstmann") and Theodore J. Forstmann ("T. Forstmann"). MBO IV, Gulfstream Partners, Gulfstream Partners II, N. Forstmann and T. Forstmann are referred to in this Agreement individually as a "Stockholder" and collectively as the "Stockholders."

               Each of the Stockholders is the record holder and beneficial owner of the number of shares of the Common Stock, par value $.01 per share (the "Company Common Stock"), of Gulfstream Aerospace Corporation, a Delaware corporation (the "Company"), indicated on Schedule 1 to this Agreement.

               The Parent Corporation, Tara Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Parent Corporation, and the Company are parties to an Agreement and Plan of Merger dated as of the date of this Agreement (as in effect as of the date hereof, the "Merger Agreement").

               As a condition to its willingness to enter into the Merger Agreement, the Parent Corporation has required that the Stockholders enter into this Agreement for the purpose of evidencing certain agreements among the parties relating to the voting and transfer of the Company Common Stock held by the Stockholders.

               Except as otherwise provided herein, all capitalized terms used in this Agreement will have the respective meanings provided in the Merger Agreement.

               NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1.  Agreements Regarding Voting.   Each of the Stockholders
hereby agrees to vote all of the shares of Common Stock held of record or owned beneficially by such Stockholder on the date of this Agreement or hereafter acquired by such Stockholder in favor of the adoption of the Merger Agreement and the approval of the Merger. Each of the Stockholders acknowledges and agrees that its or his obligations under this Section 1 are unconditional and will remain in full force and effect for the period provided in this Agreement notwithstanding that the Company may have received an Acquisition Proposal or that the Board of Directors of the Company may have withdrawn or amended in a manner adverse to the Parent Corporation its recommendation and approval of the

Merger. Concurrently with the execution of this Agreement, each of the Stockholders has executed and delivered to the Parent Corporation an irrevocable proxy in the form of Exhibit A to this Agreement appointing the officers of the Parent Corporation named therein as proxy for such Stockholder to vote the shares of Company Common Stock held by such Stockholder in accordance with the provisions of this Agreement.

               2. Conflicting Agreements. Each of the Stockholders agrees that such Stockholder will not grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement or which grants to any other person or entity the right, directly or indirectly, to vote or control the disposition of any of the shares of Company Common Stock held by such Stockholder.

               3. Representations and Warranties. The Stockholders hereby represent and warrant to the Parent Corporation as follows:

               (a) Each of MBO IV, Gulfstream and Gulfstream II is a limited partnership duly organized, validly existing and in good standing under the laws of the State of New York. Each of MBO IV, Gulfstream and Gulfstream II has full partnership power and authority and has taken all requisite action to enable it to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.

               (b) Each of N. Forstmann and T. Forstmann has full power and authority and has taken all requisite action to enable him to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations hereunder.

               (c) This Agreement constitutes the valid and legally binding obligation of each of the Stockholders, enforceable against each of the Stockholders in accordance with its terms and conditions.

               (d) Neither the execution and delivery of this Agreement by the Stockholders, nor the performance by the Stockholders of their obligations hereunder, will constitute a violation of, be in conflict with, constitute or create (with or without notice or lapse of time or both) a default under, give rise to any right of termination, cancellation, amendment or acceleration with respect to, or result in the creation or imposition of any lien, encumbrance, security interest or other claim upon any property of any Stockholder (including the Company Common Stock owned by any Stockholder) pursuant to (i) the partnership agreement of any of the Stockholders that is a partnership,
        (ii) any constitutional provision, law, rule, regulation, permit, order, writ, injunction, judgment or decree to which any of the Stockholders is subject or (iii) any agreement or commitment to which any of the Stockholders is a party or by which any of the Stockholders or any of their respective properties (including the Company Common Stock owned by any Stockholder) is bound or subject.





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               (e)     Each of the Stockholders is the record holder and full
        beneficial owner of all of the shares of Company Common Stock indicated as being owned by such Stockholder on Schedule 1 to this Agreement, no person or entity other than such Stockholder has any right, whether not shared, to vote or dispose of, or to control or direct the voting or disposition of, any of such shares, and all such shares are owned by such Stockholder, free and clear of any lien, encumbrance, security interest or other claim.

               (f) Except for this Agreement, none of the Stockholders is a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any capital stock of the Company.

               4. Termination. The restrictions set forth in this Agreement will terminate and will be of no further force or effect upon the first to occur of (a) the Effective Time of the Merger or (b) the date of the effectiveness of the termination of the Merger Agreement in accordance with the provisions of Section 8.1 thereof.

               5.  Miscellaneous.

               (a) Any party having any rights under any provision of this Agreement will have all rights and remedies set forth in this Agreement and all rights and remedies that such party may have been granted at any time under any other agreement or contract and all of the rights that such party may have under any law. Any such party will be entitled to enforce such rights specifically, without posting a bond or other security, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

               (b) No party hereto may assign or delegate any of such party's rights or obligations under or in connection with this Agreement without the written consent of the other party hereto. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto or thereto will be binding upon and enforceable against the respective successors and assigns of such party and will be enforceable by and will inure to the benefit of the respective successors and permitted assigns of such party.

               (c) This Agreement may be amended by the execution and delivery of a written instrument by or on behalf of the Parent Corporation and each of the Stockholders. No agreement amending or waiving any provision of this Agreement will be valid or binding unless it is in writing and is executed and delivered by or on behalf of the party against which it is sought to be enforced.

               (d) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.





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               (e)     This Agreement may be executed simultaneously in two or
        more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

               (f) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               (g) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally to the recipient or when sent to the recipient by telecopy (receipt confirmed), one business day after the date when sent to the recipient by reputable express courier service (charges prepaid) or three business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Parent Corporation and the Stockholders at the addresses indicated below:

               If to the Parent
               Corporation:            General Dynamics Corporation
                                       3190 Fairview Park Drive
                                       Falls Church, Virginia 22041-4523
                                       Attention:    David A. Savner, Esq.
                                                     Senior Vice President and
                                                     General Counsel
                                       Facsimile No: (703) 876-3125



               With a copy (which
               will not constitute
               notice) to:             Jenner & Block
                                       601 13th Street, N.W.
                                       Washington, D.C.  20005
                                       Attention:   Craig A. Roeder, Esq.
                                       Facsimile No: (202) 639-6066

               If to a Stockholder:    To the address indicated on
                                       Schedule 1 to this Agreement

               With a copy (which
               will not constitute
               notice) to:             Fried, Frank, Harris, Shriver & Jacobson
                                       One New York Plaza
                                       New York, New York 10004
                                       Attention:    Stephen Fraidin, P.C.
                                                     Aviva Diamant, Esq.
                                       Facsimile No: (212) 859-4000





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        or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party.

               (h) This Agreement (including the Merger Agreement and the other documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

               (i) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction will be applied against any party. The use of the word "including" in this Agreement means "including without limitation" and is intended by the parties to be by way of example rather than limitation. For purposes of this Agreement, the term "Company Common Stock" includes any equity securities issued or issuable directly or indirectly with respect to the outstanding shares of Company Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and any other shares of any class or series of capital stock of the Company held by a Stockholder.

               (i) Each of the parties to this Agreement submits to the jurisdiction of any state or federal court sitting in Wilmington, Delaware, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties to this Agreement waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.

               (j) ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.

                                   * * * * *





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                                   * * * * *


        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first written above.

                           GENERAL DYNAMICS CORPORATION

                           By    /s/ DAVID A. SAVNER
                              -------------------------------------------
                                            David A. Savner
                                            Senior Vice President and
                                            General Counsel

                           FORSTMANN LITTLE & CO. SUBORDINATED
                           DEBT AND EQUITY MANAGEMENT BUYOUT
                           PARTNERSHIP - IV, L.P.

                           By       FLC XXIX PARTNERSHIP, L.P.
                           Its      General Partner

                           By     /s/ THEODORE J. FORSTMANN
                              -------------------------------------------
                                    Theodore J. Forstmann
                                    General Partner

                           GULFSTREAM PARTNERS, L.P.

                           By       FLC XXI PARTNERSHIP
                           Its      General Partner

                           By     /s/ NICHOLAS C. FORSTMANN
                              -------------------------------------------
                                    Nicholas C. Forstmann
                                    General Partner

                           GULFSTREAM PARTNERS II, L.P.

                           By       FLC XXIV PARTNERSHIP
                           Its      General Partner

                           By    /s/ THEODORE J. FORSTMANN
                              -------------------------------------------
                                    Theodore J. Forstmann
                                    General Partner

                            /s/ NICHOLAS C. FORSTMANN
                        ---------------------------------------------
                        Nicholas C. Forstmann

                           /s/ THEODORE J. FORSTMANN
                        ---------------------------------------------
                        Theodore J. Forstmann






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

                                   SCHEDULE I


Stockholder                                          Shares of Company Common Stock
-----------                                          ------------------------------
Forstmann Little & Co. Subordinated                  10,265,915
Debt and Equity Management Buyout
Partnership IV, L.P.
c/o  Forstmann Little & Co.
767 Fifth Avenue
New York, New York 10153
Attention: Theodore J. Forstmann
Facsimile No: 212/759-9059

Gulfstream Partners, L.P                             2,674,325
c/o  Forstmann Little & Co.
767 Fifth Avenue
New York, New York 10153
Attention: Theodore J. Forstmann
Facsimile No: 212/759-9059

Gulfstream Partners II, L.P.                         3,614,135
c/o  Forstmann Little & Co.
767 Fifth Avenue
New York, New York 10153
Attention: Theodore J. Forstmann
Facsimile No: 212/759-9059





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
                                                                      EXHIBIT A




                               IRREVOCABLE PROXY




         The undersigned, as the record holder and beneficial owner of the below indicated shares of the Common Stock, par value $.01 per share (the "Company Common Stock"), of Gulfstream Aerospace Corporation, a Delaware corporation (the "Company"), hereby revokes all previous proxies and appoints Michael J. Mancuso and David A. Savner, and each of such persons acting alone, as the true and lawful proxy and attorney-in-fact for the undersigned to vote all shares of the Company Common Stock held by the undersigned in favor of the adoption of the Agreement and Plan of Merger dated as of May 16, 1999 among General Dynamics Corporation, a Delaware corporation (the "Parent Corporation"), Tara Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Parent Corporation, and the Company (as in effect as of the date hereof, the "Merger Agreement") and the merger contemplated thereby (the "Merger") at any and all meetings of the stockholders of the Company called to consider the Merger Agreement and/or the Merger, and at any adjournments thereof, held on or after the date of the giving of this proxy and prior to the date of the effectiveness of the termination of the Merger Agreement in accordance with the provisions of Section 8.1 thereof, and to execute on behalf of the undersigned any and all written consents of stockholders of the Company to be executed on or after the date of the giving of this proxy and prior to the date of the effectiveness of the termination of the Merger Agreement in accordance with the terms of Section 8.1 thereof, with the same effect as if the undersigned had personally voted such shares or had personally signed such written consent.

         The undersigned authorizes and directs the proxy holder to file this proxy with the Secretary of the Company and authorizes the proxy holder to substitute another person as proxy holder and to file the substitution instrument with the Secretary of the Company.





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

         This proxy is given pursuant to a Voting Agreement dated as of this date among the undersigned, the Parent Corporation and certain other stockholders of the Company (as in effect as of the date hereof, the "Voting Agreement") and is being delivered as an inducement for the Parent Corporation to enter into the Merger Agreement. This proxy is therefore coupled with an interest and may not be revoked without the written consent of the Parent Corporation unless and until the Voting Agreement is terminated in accordance with the provisions of Section 5 thereof.


Date:                     May 16, 1999

Number of Shares of
Company Common Stock:
                          ---------------


                                                 ----------------------------
                                                 Signature





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